                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                               AMENDMENT NO. 2

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                              September 6, 1996

                          PENN VIRGINIA CORPORATION
- --------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  VIRGINIA
- --------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

       0-753                                                     23-1184320
- --------------------------------------------------------------------------------
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

               100 Matsonford Road Suite 200, Radnor, PA 19087
- --------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)

                                    19087
- --------------------------------------------------------------------------------
                                 (Zip Code)

                               (610) 687-8900
- --------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Radnor, State of Pennsylvania, on September 6, 1996.

                                        PENN VIRGINIA CORPORATION

                                        By:




                                        /s/ STEVEN W. THOLEN
                                        ----------------------------
                                        Steven W. Tholen
                                        Vice President and
                                        Chief Financial Officer

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a.) On August 30, 1996, the firm of Arthur Andersen LLP was engaged as independent accountant for the Registrant for the fiscal year ended December 31, 1996. This action was approved by the Board of Directors of the Registrant on July 16, 1996. The Registrant dismissed KPMG Peat Marwick LLP as its independent accountant on August 29, 1996.

b.) During the two most recent fiscal years and interim period subsequent to December 31, 1995, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

c.) KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

d.) The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.


ITEM 7.  EXHIBITS AND REPORTS ON FORM 8-K

         Exhibit                  Description
         16.1                     Letter re change in certifying accountant